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                                                                   Exhibit 10.29

                          WAIVER AND FIRST AMENDMENT
                                    TO THE
                    AMENDED AND RESTATED CREDIT AGREEMENT

          WAIVER AND FIRST AMENDMENT dated as of February 16, 1996 (this "Agreement") to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of June
15, 1995 (the "Credit Agreement"), each among THE GRAND UNION COMPANY, a Delaware corporation (the "Borrower"), the institutions from time to time party thereto as lenders (the "Banks") and BANKERS TRUST COMPANY, as agent (the "Agent"). Capitalized terms used herein and not defined herein shall have the respective meanings set forth for such terms in the Credit Agreement.

                             W I T N E S S E T H :

          WHEREAS, in connection with the transfer to C&S Wholesale Grocers, Inc. ("C&S") of the supply and distribution operations for the Borrower's New York Region (the "NY Region S&D Conversion"), the Borrower anticipates incurring certain costs and expenses related to the ceasing of operations at its Mount Kisco and Carlstadt facilities (the "New York Warehouses") in an aggregate amount not to exceed $15,000,000;

          WHEREAS, the Borrower anticipates recoveries from the sale of the Carlstadt facility and equipment sold in connection with the ceasing of operations at the New York Warehouses in an amount of approximately $2,500,000;

          WHEREAS, in conjunction with the NY Region S&D Conversion the Borrower has eliminated its regional office structure and, in connection with such centralization, desires to make certain staff reductions that would involve the incurrence by the Borrower of certain related costs and expenses in an aggregate amount not to exceed $2,500,000;

          WHEREAS, the Borrower has requested that (a) for purposes of determining the Borrower's compliance

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with the financial covenants under the Credit Agreement, the costs and expenses described above be added-back to EBIT in calculating the Borrower's EBITDA for any relevant period, and (b) the Banks consent to certain other actions the Borrower desires to take in connection with the NY Region S&D Conversion and the transfer to C&S of the supply and distribution operations in respect of inventory handled at the Borrower's Montgomery facility (the "Montgomery Warehouse"); and

          WHEREAS, subject to and upon the terms and conditions hereinafter set forth, the Banks party hereto are willing to agree to the foregoing;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          Section 1. AMENDMENTS. The Credit Agreement is hereby amended as follows:

          (a) Section 7.1(f) of the Credit Agreement is amended by inserting the following at the end of such Section:

     "In addition, promptly, and in any event within three Business Days after an officer of the Borrower or any of its Subsidiaries obtains knowledge there of, (i) notice of the occurrence of any default or event of termination under any now or hereafter existing agreement between the Borrower, on the one hand, and C&S Wholesale Grocers, Inc. (or its successors and assigns), on the other hand, and (ii) copies of each such agreement entered into after the date hereof and each amendment or other modification to each such now or hereafter existing agreement."

          (b) The following is hereby inserted after Section 8.15 of the Credit Agreement as a new Section:

               "8.16  AMENDMENTS, ETC. TO CERTAIN MATERIAL      AGREEMENTS.
The Borrower will not

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     terminate or, without the prior written consent of the Agent, directly or indirectly amend or modify in any material adverse respect
     (including, without limitation, in any manner that would have an adverse effect on any Credit Party's ability to perform its obligations hereunder or under any other Credit Document) any now or hereafter existing agreements between the Borrower and C&S Wholesale Grocers, Inc., including without limitation, (a) the Supply and Distribution Agreement dated as of June 15, 1995, as amended by the First Amendment thereto dated as of January 2, 1996 and the Second Amendment thereto dated as of February 16, 1996, (b) the Supply and Distribution Agreement dated as of January 2, 1996, as amended by the First Amendment thereto dated as of February 16, 1996, and (c) the Supply and Operating Agreement dated as of January 21, 1996."

          (c) The definition of the term "EBITDA" in Section 10 of the Credit Agreement is amended by inserting the following at the end of such definition:

     "; and PROVIDED FURTHER that, for purposes of calculating EBITDA for any period, the following shall be added back to EBIT for such period to the extent deducted, in accordance with the definition of EBIT contained herein, from Consolidated Net Income for such period in determining such
     EBIT: (a) costs and expenses in an aggregate amount not to exceed $15,000,000 incurred by the Borrower in the third and fourth fiscal quarters of its fiscal year ending in March, 1996 relating to the ceasing of operations at its Mount Kisco and Carlstadt facilities, and (b)costs and expenses in an aggregate amount not to exceed $2,500,000 incurred by the Borrower in the fourth quarter of its fiscal year ending in March, 1996 in connection with the central ization of its regional operations; and PROVIDED FURTHER that, for purposes of calculating EBITDA for any period, EBIT shall be calculated, notwithstanding anything to the contrary contained

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     in the definition of EBIT contained herein, without giving effect to any gains from the sale of the Carlstadt facility and equipment sold in connection with the ceasing of operations at such facilities".

          Section 2. WAIVERS. (a) Any violation of Section 8.1 ("Consolidation, Merger, Sale or Purchase of Assets, etc.") of the Credit Agreement that is caused solely by the sale, in and of itself, by the Borrower to C&S of forward buy and reserve inventory of the Borrower located at the New York Warehouses on the date hereof (a "Conversion-Related Sale") is hereby waived; PROVIDED that (i) the aggregate cost of the inventory so sold to C&S does not exceed $12,700,000, (ii) all inventory so sold to C&S is sold pursuant to one or more transaction for cash, payable no later than March 1, 1996, in an amount that is at least equal to 98% of the Borrower's actual cost for such inventory, (iii) such sales occur no later than March 1, 1996, and (iv) any inventory so sold to C&S was located at the New York Warehouses on January 2, 1996. In addition, any violation of Section 8.2 ("Liens") that is caused solely by any Conversion-Related Sale meeting the requirements of clauses (i) through (iv) of the proviso to the foregoing sentence being subject to an obligation or agreement on the part of the Borrower to repurchase from C&S any of the inventory so sold to C&S within 120 days of the sale of such inventory to C&S is hereby waived so long as the aggregate amount paid (and required to be paid) for each and any item of such inventory that is repurchased by the Borrower does not exceed the amount of cash paid to the Borrower by C&S in respect of such item (after giving effect to any discounts extended to C&S with respect thereto).

          (b) Any violation of Section 9.2 ("Liens") of the Credit Agreement caused solely by the filing, in and of itself, by the Borrower in favor of C&S of precautionary Uniform Commercial Code financing statements with the Secretary of State of the State of New York and the County Clerk of Orange County, New York that

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are satisfactory in form and substance to the Agent in its sole discretion is hereby waived; provided that such financing statements relate solely to inventory of a type listed on Schedule I to Exhibit A hereto.

          (c) Each Bank party hereto concurs with the making by the Agent in favor of C&S of acknowledgements and agreements in form and substance substantially similar to those set forth in Exhibit A hereto and such other acknowledgements and agreements in respect of inventory of a type listed on
Schedule I to such Exhibit A and located from time to time at the Montgomery facility that, in the Agent's good faith belief, are not adverse to the Banks in any material respect.

          Section 3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Agent and each Bank that:

          (a) no Default or Event of Default has occurred and is continuing on and as of the date hereof, and, after giving effect hereto, no Default or Event of Default will occur at any time as a result of the execution, delivery or performance by the Borrower of any of its obligations, covenants and agreements under any of its existing contracts and agreements with C&S; and

          (b) the representations and warranties of the Borrower and the other Credit Parties contained in the Credit Agreement and the other Credit Documents are true and correct on and as of the date hereof as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to a different specific date.

          Section 4. EFFECTIVENESS. This Agreement shall become effective when the Agent shall have executed and delivered a counterpart of this Agreement and received duly executed counterparts of this Agreement from the Borrower, each Subsidiary of the Borrower that is a party to any Credit Document and as

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many of the Banks as shall be necessary to comprise the "Required Banks".

          Section 5. STATUS OF CREDIT DOCUMENTS. This Agreement is limited solely for the purposes and to the extent expressly set forth herein, and, except as express ly modified hereby, the terms, provisions and conditions of the Credit Documents and the Liens granted thereunder shall continue in full force and effect and are hereby ratified and confirmed in all respects.

          Section 6. COUNTERPARTS. This Agreement may be executed and delivered in any number of counterparts and by the different parties hereto on separate counter parts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

          Section 7. GOVERNING LAW. THIS MODIFICATION SHALL BE CONSTRUED IN ACCORDANCE WITH, AND SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF).

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          IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers to execute and deliver this Waiver and First Amendment to the Amended and Restated Credit Agreement as of the date first above written.


                                  THE GRAND UNION COMPANY


                                  By: /s/ Frank Nicastro
                                     -------------------------
                                     Name:  Frank Nicastro
                                     Title: Vice President and
                                            Treasurer


                                  BANKERS TRUST COMPANY,
                                    Individually and as Agent


                                  By: /s/ Michael R. Shruga
                                     -------------------------
                                     Name: Michael R. Shruga
                                     Title: Managing Director


                                  BANKAMERICA BUSINESS CREDIT, INC.


                                  By: /s/ Patrick J. Wilson
                                     -------------------------
                                     Name: Patrick J. Wilson
                                     Title: V.P.


                                  BANK POLSKA KASA OPIEKI, SA


                                  By: /s/ William A. Shea
                                     -------------------------
                                     Name: William A. Shea
                                     Title: Vice President
                                            Senior Lending Officer

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

                                  CITIBANK, N.A.


                                  By: /s/ Hans L. Christensen
                                     -------------------------
                                     Name: Hans L. Christensen
                                     Title: Vice President


                                  COMPAGNIE FINANCIORE DE CIC ET
                                   DE L'UNION EUROPIENNE


                                  By: /s/ Sean Mounier
                                     -------------------------
                                     Name: Sean Mounier
                                     Title: First Vice President


                                  By: /s/ Brian O'Leary
                                     -------------------------
                                     Name: Brian O'Leary
                                     Title: Vice President


                                  THE FIRST NATIONAL BANK OF BOSTON


                                  By: /s/ Gretchen Bergstressa
                                     -------------------------
                                     Name: Gretchen Bergstressa
                                     Title: V.P.


                                  HELLER FINANCIAL, INC.


                                  By: /s/ T. Bukowski
                                     -------------------------
                                     Name: T. Bukowski
                                     Title: V.P.


                                  MERRILL LYNCH, PIERCE, FENNER
                                   & SMITH INCORPORATED

                                  By: /s/ Victor Ichosia
                                     -----------------------------
                                     Name: Victor Ichosia
                                     Title: Managing Director


                                  NATIONSBANK N.A. (CAROLINAS)


                                  By:
                                     ------------------------------
                                     Name:
                                     Title:


                                  NATWEST BANK N.A.


                                  By: /s/ George Triebenbacher
                                     ------------------------------
                                     Name: George Triebenbacher
                                     Title: V.P.


                                  QUANTUM PARTNERS LDC


                                  By:
                                     -------------------------------
                                     Name:
                                     Title:


                                  SENIOR DEBT PORTFOLIO

                                  By:  Boston Management and Research,
                                         as Investment Advisor


                                  By: /s/ Jeffrey S. Garner
                                     -------------------------------
                                     Name: Jeffrey S. Garner
                                     Title: Vice President

                                  TRANSAMERICA BUSINESS CREDIT
                                    CORPORATION


                                  By: /s/ Michael Burns
                                     -------------------------------
                                     Name:
                                     Title:

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                                  VAN KAMPEN MERRITT PRIME RATE
                                    INCOME TRUST


                                  By: /s/ Jeffrey W. Maillet
                                     -------------------------
                                     Name: Jeffrey W. Maillet
                                     Title: Sr. Vice Pres. & Portfolio Mgr.

          The foregoing Modification No. 1 to the Amended and Restated Credit Agreement is hereby consented and agreed to, and the Liens and guaranties under the Credit Documents are hereby confirmed, by:


                                  MERCHANDISING SERVICES, INC.
                                  GRAND UNION STORES, INC. OF VERMONT
                                  GRAND UNION STORES OF NEW HAMPSHIRE, INC.


                                  By: /s/ Frank Nicastro
                                     -------------------------
                                     Name: Frank Nicastro
                                     Title: V.P. & Treasurer
                                            of each of the above
                                            listed entities

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

                                                                  Exhibit A to
                                                      WAIVER & FIRST AMENDMENT

                                             Form of
                                   C&S CONSENT AND AGREEMENT


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